SUPPLEMENT TO:

CALVERT SOCIALLY RESPONSIBLE FUNDS PROSPECTUS
And CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund (CSIF) Balanced Portfolio
CSIF Equity Portfolio
CSIF Enhanced Equity Portfolio
CSIF Bond Portfolio
Calvert Social Index Fund
Calvert Large Cap Growth Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Capital Accumulation Fund
Calvert World Values Fund (CWVF) International Equity Fund
Calvert New Vision Small Cap Fund
Prospectuses dated: February 1, 2005

Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Prospectus dated: February 1, 2005

CSIF Conservative Asset Allocation Fund
CSIF Moderate Asset Allocation Fund
Prospectus dated: April 29, 2005

Date of this Supplement: June 13, 2005

The following supplements the information in the above prospectuses under the Section How to Sell Shares/Redemption Fee:

The redemption fee will only be waived in the following circumstances:

Exchange or redemption transactions by accounts that the Fund or its transfer agent reasonably believes are maintained in a retirement plan omnibus account by a retirement plan service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) implements its own policies and procedures to detect and prevent market timing that are acceptable to the Fund's Board of Trustees/Directors. For this purpose, a retirement plan omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the retirement plan service provider, not the Fund's transfer agent.

Supp. No. #05-004